SEMI-ANNUAL REPORT

[DAVIS LOGO]

MARCH 31, 1999

DAVIS INTERNATIONAL
TOTAL RETURN FUND

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

-------------------------------------------------------------------------------


Dear Shareholder,

If you take a generational view of investing as we do, the importance of a company being able to thrive in today's increasingly global marketplace is obvious. We also believe investing directly in foreign markets--as the Davis International Total Return Fund does--offers additional opportunities to purchase quality, overlooked growth stocks and to diversify a portfolio of U.S. securities.

Effective April 1, 1999, the Davis International Total Return Fund has been managed by a team of senior portfolio managers and analysts from Davis Selected Advisers' research department who share ideas and responsibility for the Fund's investments. This team applies our signature Davis Investment Discipline to international investing--using rigorous research to buy growing companies at value prices and holding them for the long term.


INVESTMENT REVIEW

Over the six months ended March 31, 1999, the Davis International Total Return Fund achieved solid absolute results but lagged its benchmark, the Morgan Stanley Capital International EAFE Index (Europe, Australia, Far East Index). The Fund delivered a return of 16.09% (on Class A shares at net asset value) during the period while the EAFE Index returned 22.51%.(1)

The Fund's underperformance was disappointing but not surprising for several reasons. First, we are not invested in certain sectors, such as the telecom sector, that benefited from speculative run-ups during the period. These types of high-flying glamour stocks have driven international market indexes recently, much as they've driven market averages in the United States. But these are the kinds of stocks we avoid because their high valuations don't fit our strict price discipline.

A second reason for our trailing results is the strong performance of the Japanese market. Although the Japanese stocks we own did quite well for the most part, the Fund has a smaller percentage of its assets in Japan than that market represents in the EAFE Index and this hurt our relative returns.

Finally, our portfolio is moderately defensive because of positions we established in value stocks--particularly in smaller and mid-sized food companies and retailers--that significantly underperformed. These holdings include Somerfield and Safeway in the United Kingdom, Galeries Lafayette in France and Canadian-based T. Eaton Company Ltd.(2) Despite disappointing short-term results, we continue to think these are excellent companies that offer great long-term values and they are trading in some cases at single-digit price/earnings (P/E) multiples.

Generally, international markets enjoyed a tremendous recovery during the six-month period and the Fund participated in that resurgence for the most part. In the early months of the period, we repositioned the Fund by eliminating or reducing certain holdings and shifting assets to companies that fit the Davis investment philosophy--that is, well-managed companies in good businesses selling at value prices.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

-------------------------------------------------------------------------------

A large percentage of the portfolio is now invested in the consumer staples sector. The Fund's most successful holding in this sector and one of its big positions is Kita Kyushu Coca-Cola Bottling Company, which is leading the consolidation of Coca-Cola bottlers in Japan.(2)

Another area where we have found attractive opportunities and achieved good results is the media sector, which includes advertising, business journal and newspaper companies. Three excellent performers in this sector in the United Kingdom have been advertising agencies WPP Group, which is also one of the Fund's biggest holdings, and Saatchi & Saatchi, as well as Newsquest, a regional newspaper company.(2)

In addition, we've expanded the Fund's universe of investments in pharmaceuticals, although we significantly reduced our investment in Swiss-based Novartis, the Fund's largest position six months ago, because of disappointing sales growth in its drug portfolio. Among the companies we've added in pharmaceuticals and health care are Takeda in Japan and Astra, a Swedish company that is merging with U.K.-based Zeneca.(2)

The financial arena also continues to be an important segment of the portfolio. In the banking area, we established a new position in UBS, a Swiss institution, and we still maintain significant holdings in Lloyds TSB in the United Kingdom, although we reduced our Lloyds investment because of the stock's increasing valuation. In addition, we liquidated our position in U.K.-based Standard Chartered because of concerns about the outlook for its operations in Asia and Hong Kong. We also reduced our holdings of ING Groep in the Netherlands and Swiss Reinsurance in Switzerland.(2)


INVESTMENT OUTLOOK

Despite ongoing concerns about the macroeconomic outlook in Europe, we still see tremendous investment opportunities there because many European companies are at far earlier stages of restructuring than their U.S. counterparts and many are also becoming more shareholder-oriented. Those two characteristics when combined in the right business can more than offset a low-growth or no-growth economic environment. We are more optimistic about and have a greater concentration of investments in the United Kingdom where we are finding more companies with shareholder-focused managements and low valuations.

Japan was the strongest performer of the EAFE markets in the first quarter of 1999, on the hope that its economy really had hit bottom and that the restructuring efforts announced by a few Japanese companies were both real and the beginning of a tidal wave. However, we remain in the camp of the skeptical. Until the Japanese come to grips with the significant structural reforms needed in both their manufacturing and financial systems, it will be hard for the country to achieve real economic recovery.

That is not to say that investors cannot anticipate and hope for recovery in Japan, as has happened several times in the last five years. However, we have focused our investments in Japan on a few companies, such as Kita Kyushu Coca-Cola Bottling, that we think are market leaders, that are not dependent on domestic economic recovery and that are managed with a strong shareholder orientation.(2)

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
--------------------------------------------------------------------------------

Today, we believe we have the opportunity to buy a number of great international companies at discount prices even though their prospects over the next 10 years may be as good as they have ever been. Being long-term value investors, we recognize there are periods when we must sit tight with our holdings even though certain sectors and sometimes entire markets are out of favor. History has shown that this is often the best time to be adding to these investments, not running from them. Having upgraded the quality of the companies the Fund owns, we have confidence in the portfolio and in the wealth-building opportunities that may result over the long term by broadening investment horizons to international markets.

Sincerely,

/s/ Shelby M.C. Davis

Shelby M.C. Davis
Chief Investment Officer

May 10, 1999

This Semi-Annual Report is furnished to you by Davis Distributors, LLC, which acts as the distributor for Davis International Total Return Fund. This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis International Total Return Fund which contains more information about fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(Without a sales charge taken into consideration for the period ended March 31, 1999)

-------------------------------------------------------------------------------------------------------
FUND NAME                                 1 YEAR         3 YEAR                INCEPTION
---------                                 ------         ------                ---------
-------------------------------------------------------------------------------------------------------
 Davis International Total Return "A"     (8.51)%        (1.67)%               5.31% - 02/01/95
-------------------------------------------------------------------------------------------------------
 Davis International Total Return "B"     (9.51)%        (2.59)%               4.38% - 02/01/95
-------------------------------------------------------------------------------------------------------
 Davis International Total Return "C"     (9.24)%           NA               (4.87)% - 08/19/97
-------------------------------------------------------------------------------------------------------

(With a 4.75% sales charge or any applicable contingent deferred sales charge taken into consideration for the period ended March 31, 1999)

-------------------------------------------------------------------------------------------------------
FUND NAME                                 1 YEAR         3 YEAR                INCEPTION
---------                                 ------         ------                ---------
-------------------------------------------------------------------------------------------------------
 Davis International Total Return "A"    (12.88)%        (3.26)%               4.08% - 02/01/95
-------------------------------------------------------------------------------------------------------
 Davis International Total Return "B"    (13.13)%        (3.49)%               3.95% - 02/01/95
-------------------------------------------------------------------------------------------------------
 Davis International Total Return "C"    (10.15)%           NA               (4.87)% - 08/19/97
-------------------------------------------------------------------------------------------------------

     The Morgan Stanley Capital International EAFE Index is a recognized international index that includes approximately 1,000 companies representing the stock markets of 18 countries in Europe, Australia, New Zealand, and the Far East. The average company has a market capitalization of over $3 billion. This is a total return index calculated in U.S. dollars, with gross dividends reinvested. It would be difficult to invest directly in the index.

(2) The Fund's portfolio securities as of March 31, 1999, including the securities discussed in this letter, are listed in the Schedule of Investments. Portfolio holdings are subject to change.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
At March 31, 1999 (Unaudited)

-------------------------------------------------------------------------------------------------------------------
                                                                                                     VALUE
     SHARES                                                                                         (NOTE 1)
     ------                                                                                          ------
COMMON STOCKS - (96.27%)

                  CANADA - (3.85%)
        10,000    Canadian Tire Corporation Ltd. - Class A...................................  $       265,982
       356,200    The T. Eaton Company Ltd.*.................................................          663,082
        35,000    Torstar Corporation-Class B................................................          405,764
                                                                                               ---------------
                                                                                                     1,334,828
                                                                                               ---------------
                  FRANCE - (5.36%)
         4,000    Eridania Beghin-Say  SA....................................................          593,390
         1,214    Galeries Lafayette.........................................................        1,260,131
                                                                                               ---------------
                                                                                                     1,853,521
                                                                                               ---------------
                  GERMANY - (4.86%)
        15,500    Adidas-Salomon AG..........................................................        1,385,162
        12,000    Continental AG.............................................................          297,127
                                                                                               ---------------
                                                                                                     1,682,289
                                                                                               ---------------
                  HONG KONG - (1.67%)
       200,000    Vtech Holdings Ltd.........................................................          576,811
                                                                                               ---------------
                  ITALY - (3.77%)
        35,000    Arnoldo Mondadori Editore  SpA.............................................          524,136
       125,000    Bulgari SpA................................................................          781,203
                                                                                               ---------------
                                                                                                     1,305,339
                                                                                               ---------------
                  JAPAN - (5.61%)
        27,000    Kita Kyushu Coca-Cola Bottling Co., Ltd....................................        1,142,338
        19,000    Mikuni Coca-Cola Bottling Co., Ltd.........................................          410,759
        10,000    Takeda Chemical Industries.................................................          387,620
                                                                                               ---------------
                                                                                                     1,940,717
                                                                                               ---------------
                  NETHERLANDS - (14.26%)
         5,000    Gucci Group NV.............................................................          409,794
        25,000    Heineken NV................................................................        1,262,359
        12,198    ING Groep NV...............................................................          673,303
        20,000    Philips Electronics NV.....................................................        1,631,605
        22,500    Telegraaf Holdings MIJ - CVA...............................................          568,061
        10,000    VNU NV.....................................................................          390,331
                                                                                               ---------------
                                                                                                     4,935,453
                                                                                               ---------------
                  SPAIN - (3.74%)
        29,000    Aldeasa, SA................................................................        1,006,535
        12,000    Argentaria, SA.............................................................          288,823
                                                                                               ---------------
                                                                                                     1,295,358
                                                                                               ---------------

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1999 (Unaudited)

-------------------------------------------------------------------------------------------------------------------
                                                                                                     VALUE
     SHARES                                                                                         (NOTE 1)
     ------                                                                                          ------
COMMON STOCKS - CONTINUED
                  SWEDEN - (1.33%)
        10,090    AstraZeneca PLC-ADR........................................................  $       459,028
                                                                                               ---------------
                  SWITZERLAND - (11.51%)
           500    Compagnie Financiere Richemont-UTS AG......................................          833,079
           750    Novartis Ltd., Registered..................................................        1,219,648
         1,500    The Selecta Group, Registered..............................................          477,497
           300    Swiss Reinsurance Co., Registered .........................................          665,448
         2,500    UBS-AG, Registered.........................................................          787,362
                                                                                               ---------------
                                                                                                     3,983,034
                                                                                               ---------------
                  UNITED KINGDOM - (36.31%)
       350,000    Courtaulds Textiles PLC....................................................          875,866
       315,000    Fairview Holdings PLC......................................................          615,366
        11,000    Glaxo Wellcome PLC.........................................................          368,865
       500,000    Hazlewood Foods PLC........................................................        1,057,219
       600,000    Hillsdown Holdings PLC.....................................................          794,334
        62,531    Lloyds TSB Group PLC.......................................................          941,922
       150,000    Newsquest PLC..............................................................          938,428
       120,000    Nycomed Amersham...........................................................        1,042,321
       150,000    Saatchi & Saatchi PLC......................................................          500,091
       280,000    Safeway PLC................................................................        1,096,245
        50,000    Smiths Industries PLC......................................................          732,176
       180,000    Somerfield PLC.............................................................          922,686
       126,000    Synstar PLC*...............................................................          252,249
       400,000    Terranova Foods PLC........................................................          865,372
       180,000    WPP Group PLC..............................................................        1,566,387
                                                                                               ---------------
                                                                                                    12,569,527
                                                                                               ---------------
                  UNITED STATES OF AMERICA - (4.00%)
       278,800    Cott Corporation...........................................................          679,575
        20,000    Philip Morris Companies, Inc...............................................          703,750
                                                                                               ---------------
                                                                                                     1,383,325
                                                                                               ---------------

                        TOTAL COMMON STOCKS (identified cost $31,087,064)...................        33,319,230
                                                                                               ---------------

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1999 (Unaudited)

-------------------------------------------------------------------------------------------------------------------
                                                                                                     VALUE
PRINCIPAL                                                                                           (NOTE 1)
---------                                                                                            ------
SHORT TERM - (3.06%)
$    1,060,000    State Street Corporation Repurchase Agreement,  4.95%, 04/01/99
                    dated 03/31/99, repurchase value of $1,060,146 (collateralized by
                    $1,088,000 par value Fannie Mae, 5.20%, 02/12/01,
                    market value $1,092,113) - (identified cost $1,060,000)..................  $     1,060,000
                                                                                               ---------------


                           TOTAL INVESTMENTS (identified cost $32,147,064) -
                               (99.33%) (a)..................................................       34,379,230
                           OTHER ASSETS LESS LIABILITIES - (0.67%)...........................          233,538
                                                                                               ---------------
                           NET ASSETS - (100%)...............................................  $    34,612,768
                                                                                               ===============


(a) Aggregate cost for Federal income tax purposes is $32,147,064.


*   Non income-producing security.


At March 31, 1999, unrealized appreciation (depreciation) of securities for Federal income tax purposes was as follows:

                  Unrealized appreciation...............................................       $     4,855,939
                  Unrealized depreciation...............................................            (2,623,773)
                                                                                               ---------------
                    Net unrealized appreciation........................................        $     2,232,166
                                                                                               ===============














SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES - At March 31, 1999 (Unaudited)

-------------------------------------------------------------------------------------------------------------------

ASSETS:
     Investments in securities, at value (identified cost - $32,147,064) (See accompanying
         Schedule of Investments).........................................................   $      34,379,230
     Cash.................................................................................              52,890
     Receivables:
         Dividends and interest...........................................................             108,720
         From adviser.....................................................................              83,650
     Prepaid expenses.....................................................................              60,790
     Other assets.........................................................................              26,356
                                                                                             -----------------
              Total assets................................................................          34,711,636
                                                                                             -----------------
LIABILITIES:
     Payable for capital stock reacquired.................................................              20,176
     Accrued expenses.....................................................................              74,754
     Other liabilities....................................................................               3,938
                                                                                             -----------------
              Total liabilities...........................................................              98,868
                                                                                             -----------------
NET ASSETS ...............................................................................   $      34,612,768
                                                                                             =================
     CLASS A SHARES
         Net assets.......................................................................   $      28,466,025
         Shares outstanding...............................................................           2,648,966
         Net asset value and redemption price per share...................................            $  10.75
                                                                                                      ========
         Maximum offering price per share (100/95.25 of $10.75)...........................            $  11.29
                                                                                                      ========
     CLASS B SHARES
         Net assets.......................................................................   $       5,853,855
         Shares outstanding...............................................................             564,543
         Net asset value and redemption price per share...................................            $  10.37
                                                                                                      ========
     CLASS C SHARES
         Net assets.......................................................................   $         292,888
         Shares outstanding...............................................................              27,597
         Net asset value and redemption price per share...................................            $  10.61
                                                                                                      ========

NET ASSETS CONSIST OF:
     Deficit in undistributed net investment income.......................................   $         (55,308)
     Par value of shares of capital stock.................................................               3,241
     Additional paid-in capital...........................................................          38,505,716
     Net unrealized appreciation on investments and translation of assets and liabilities
         in foreign currencies............................................................           2,232,166
     Accumulated net realized losses from investments and foreign currency transactions...          (6,073,047)
                                                                                             -----------------
              Net assets..................................................................   $      34,612,768
                                                                                             =================





SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF OPERATIONS - For the six months ended March 31, 1999 (Unaudited)

-------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
     Income:
         Dividends (net of foreign taxes withheld of $15,656).............................   $         204,879
         Interest.........................................................................              35,179
                                                                                             -----------------
              Total income................................................................             240,058
                                                                                             -----------------

     Expenses:
         Management fees (Note 3)......................................  $       179,313
         Custodian fees................................................           40,772
         Transfer agent fees
           Class A.....................................................           11,270
           Class B.....................................................            8,957
           Class C.....................................................              600
         Audit fees....................................................            9,100
         Legal fees....................................................            6,090
         Accounting fees (Note 3)......................................            4,002
         Reports to shareholders.......................................           24,217
         Directors' fees and expenses..................................           15,866
         Registration and filing fees .................................           35,625
         Miscellaneous.................................................            1,010
         Payments under distribution plan (Note 3)
           Class A.....................................................           13,320
           Class B.....................................................           29,490
           Class C.....................................................            1,399
                                                                         ---------------
              Total expenses..............................................................             381,031
         Reimbursement of expenses by adviser (Note 3)....................................             (83,650)
         Expenses paid indirectly (Note 6)................................................              (2,015)
                                                                                             -----------------
              Net expenses................................................................             295,366
                                                                                             -----------------
                  Net investment loss.....................................................             (55,308)
                                                                                             -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

     Net realized gain from:
         Investment transactions..........................................................           6,019,648
         Foreign currency transactions....................................................             302,740
     Net decrease in unrealized appreciation of investments...............................          (1,326,473)
                                                                                             -----------------
              Net realized and unrealized gain on investments and foreign currency........           4,995,915
                                                                                             -----------------

                  Net increase in net assets resulting from operations....................   $       4,940,607
                                                                                             =================




SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------
                                                                                  SIX
                                                                              MONTHS ENDED
                                                                                MARCH 31,            YEAR ENDED
                                                                                  1999              SEPTEMBER 30,
                                                                               (UNAUDITED)              1998
                                                                              ------------          -------------
OPERATIONS:

     Net investment loss............................................          $     (55,308)        $     (25,542)
     Net realized gain (loss) from investments and foreign currency
         transactions...............................................              6,322,388            (7,888,819)
     Decrease in unrealized appreciation on investments and
         translation of assets and liabilities in foreign currencies             (1,326,473)             (537,854)
                                                                              -------------         -------------
         Net increase (decrease) in net assets resulting from
              operations............................................              4,940,607            (8,452,215)


CAPITAL SHARE TRANSACTIONS:

     Net increase (decrease) in net assets resulting from capital share transactions (Note 5)
         Class A ...................................................             (2,520,016)           (5,902,135)
         Class B ...................................................               (430,969)           (1,281,658)
         Class C ...................................................                 (3,916)              232,064
                                                                              -------------         -------------

         Total increase (decrease)  in net assets...................              1,985,706           (15,403,944)

NET ASSETS:

     Beginning of period............................................             32,627,062            48,031,006
                                                                              -------------         -------------

     End of period..................................................          $  34,612,768         $  32,627,062
                                                                              =============         =============













SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
At March 31, 1999 (Unaudited)

-------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Davis International Series, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company currently offers one fund, Davis International Total Return Fund (the "Fund") whose primary objective is to achieve total return through capital growth or income or both. The Fund invests principally in foreign securities. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge, the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities are normally valued using current market valuations: either the last reported sales price, or in the case of securities for which there is no reported last sale, the closing bid price. Debt securities maturing in 60 days or less are usually valued at amortized cost and longer term debt securities may be valued by an independent pricing service or broker. Securities for which market quotations are not readily available and other assets are appraised at fair value as determined in good faith in accordance with methods that are authorized by the Board of Directors. Because of the difference in times of closing of markets in which the Fund's securities are traded, events affecting portfolio values that occur between the time their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price.

FOREIGN CURRENCY - Amounts denominated in or expected to settle in foreign currencies ("FC") are translated into United States dollars at current exchange rates computed by State Street Bank & Trust Company ("State Street Bank"), the Fund's custodian bank. Investment securities, other assets, and liabilities are valued at the closing rate of exchange at the balance sheet date. Purchases and sales of investment securities, income and expenses are valued at the rate of exchange prevailing on the respective dates of such transactions (or at an average rate if significant rate fluctuations have not occurred). The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD CURRENCY CONTRACTS - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
At March 31, 1999 (Unaudited)

--------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded as an unrealized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and the value at the time it was closed. Investments in forward currency contracts may expose the company to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At March 31, 1999, the Fund had approximately $4,230,000 of capital loss carryovers available to offset future capital gains, if any, of which $2,867,000 and $1,363,000 expire in 2005 and 2006, respectively.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) during the six months ended March 31, 1999, were $37,010,939 and $41,014,774, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Advisory fees are paid monthly to Davis Selected Advisers, L.P. (the "Adviser"), at the annual rate of 1.00% of the first $250 million of average net assets, 0.90% on the next $250 million of average annual net assets, and 0.80% of average annual net assets in excess of $500 million.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
At March 31, 1999 (Unaudited)

-------------------------------------------------------------------------------

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES - (CONTINUED)

       The Adviser is paid for registering Fund shares for sale in various states. The fee for the six months ended March 31, 1999, amounted to $6,000. Boston Financial Data Services is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services paid to the Adviser for the six months ended March 31, 1999, amounted to $3,232. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee. The Adviser is also paid for certain accounting services. Such fee amounted to $4,002 for the six months ended March 31, 1999. The Adviser has agreed to reimburse the Fund for certain expenses which amounted to $83,650. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

       During the six months ended March 31, 1999, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $6,449 from commissions earned on sales of Class A shares of the Fund, of which $1,170 was retained by the underwriter and the remaining $5,279 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

       The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the six months ended March 31, 1999, was $13,320.

CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1 %) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

DAVIS INTERNATIONAL SERIES,
INC. DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
At March 31, 1999 (Unaudited)

-------------------------------------------------------------------------------
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

CLASS B SHARES - (CONTINUED)

       During the six months ended March 31, 1999, Class B shares of the Fund made distribution plan payments which included distribution fees of $22,312 and service fees of $7,178.

       Commission advances by the Distributor during the six months ended March 31, 1999, on the sale of Class B shares of the Fund amounted to $8,083, of which $7,902 was re-allowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $258,003, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

       A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended March 31, 1999, the Distributor received contingent deferred sales charges of $8,764 from redemptions of Class B shares of the Fund.

CLASS C SHARES

       Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

       During the six months ended March 31, 1999, Class C shares of the Fund made distribution payments of $1,399. During the six months ended March 31, 1999, the Distributor did not receive any contingent deferred sales charges from Class C shares of the Fund.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
At March 31, 1999 (Unaudited)

-------------------------------------------------------------------------------
NOTE 5 - CAPITAL STOCK


       At March 31, 1999, there were 5 billion shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:



CLASS A
                                                                                         SIX MONTHS ENDED
                                                                                          MARCH 31, 1999
                                                                                            (UNAUDITED)
                                                                                            -----------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed..........................................................           376,494  $    4,088,969
Shares redeemed............................................................          (635,806)     (6,608,985)
                                                                                -------------- --------------
      Net decrease..........................................................         (259,312) $   (2,520,016)
                                                                                =============  ==============


                                                                                            YEAR ENDED
                                                                                        SEPTEMBER 30, 1998
                                                                                        ------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed..........................................................           506,499  $    5,578,928
Shares redeemed............................................................        (1,091,006)    (11,481,063)
                                                                                -------------  --------------
     Net decrease..........................................................          (584,507) $   (5,902,135)
                                                                                =============  ==============


CLASS B
                                                                                         SIX MONTHS ENDED
                                                                                          MARCH 31, 1999
                                                                                            (UNAUDITED)
                                                                                            -----------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed..........................................................            56,779  $      557,098
Shares redeemed............................................................           (99,343)       (988,067)
                                                                                -------------  --------------
     Net decrease..........................................................           (42,564) $     (430,969)
                                                                                =============  ==============

                                                                                            YEAR ENDED
                                                                                        SEPTEMBER 30, 1998
                                                                                        ------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed..........................................................           107,968  $   1,158,196
Shares redeemed............................................................          (238,958)    (2,439,854)
                                                                                -------------  --------------
     Net decrease..........................................................          (130,990) $  (1,281,658)
                                                                                =============  ==============

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
At March 31, 1999 (Unaudited)

-------------------------------------------------------------------------------
NOTE 5 - CAPITAL STOCK - (CONTINUED)


CLASS C
                                                                                         SIX MONTHS ENDED
                                                                                          MARCH 31, 1999
                                                                                            (UNAUDITED)
                                                                                            -----------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed..........................................................             3,879  $       40,018
Shares redeemed............................................................            (4,195)        (43,934)
                                                                                -------------  --------------
     Net decrease..........................................................              (316) $       (3,916)
                                                                                =============  ==============


                                                                                            YEAR ENDED
                                                                                        SEPTEMBER 30, 1998
                                                                                        ------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed..........................................................            41,210  $      439,030
Shares redeemed............................................................           (18,663)       (206,966)
                                                                                -------------  --------------
     Net increase..........................................................            22,547  $      232,064
                                                                                =============  ==============


NOTE 6 - CUSTODIAN FEES

           Under an agreement with the custodian bank, custody fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $2,015 during the six months ended March 31, 1999.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------

The following represents financial highlights for a share of capital stock outstanding throughout each period.


CLASS A
                                              SIX MONTHS
                                                 ENDED                                              EIGHT
                                               MARCH 31,          YEAR ENDED SEPTEMBER 30,       MONTHS ENDED
                                                1999         ---------------------------------   SEPTEMBER 30,
                                              (UNAUDITED)      1998       1997          1996         1995
                                              -----------      ----       ----          ----         ----
Net Asset Value,
    Beginning of Period..................      $  9.26       $ 11.38     $ 12.12      $  11.85     $  10.00
                                               ---------    ---------   ---------     ---------   ---------
Income (Loss) From Investment Operations
    Net Investment  Income (Loss)........        (0.01)         -          -              0.03         0.05
    Net Realized and Unrealized
      Gains (Losses).....................         1.50         (2.12)       0.25          0.85         1.80
                                               ---------    ---------   ---------     ---------   ---------
      Total From Investment Operations...         1.49         (2.12)       0.25          0.88         1.85
                                               ---------    ---------   ---------     ---------   ---------
Dividends and Distributions
    Net Investment  Income...............         -             -          -             (0.03)        -
    Distributions from Realized Gains....         -             -          (0.99)        (0.58)        -
                                               ---------    ---------   ---------     ---------   ---------
      Total Dividends and Distributions..         -             -          (0.99)        (0.61)        -
                                               ---------    ---------   ---------     ---------   ---------
Net Asset Value, End  of Period..........      $ 10.75      $   9.26     $ 11.38      $  12.12    $   11.85
                                               =========    =========   =========     =========   =========

Total Return (1).........................       16.09%     (18.63)%       2.71%         7.87%        18.50%
-------------
Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted)...............    $  28,466    $   26,921    $ 39,740     $ 41,545     $ 13,427
    Ratio of Expenses
      to  Average Net  Assets............   1.46%(2),(3)*    1.45%(2)  1.67%(2),(3)  1.70%(2),(3)   1.72%(2)*
    Ratio of Net Investment Income
      to Average Net  Assets.............       (0.11)%*       0.13%      0.03%        0.23%        0.95%*
     Portfolio Turnover Rate(4)..........         108%          63%         97%          78%          85%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended March 31, 1999, the years ended September 30, 1998, September 30, 1997, September 30, 1996 and the eight months ended September 30, 1995 would have been 1.92%, 1.86%, 1.93%, 2.24% and 2.88%, respectively.
(3) The ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 1.45%, 1.66% and 1.69% for the six months ended March 31, 1999 and the years ended September 30, 1997 and September 30, 1996, respectively. Prior to 1996, such reductions were reflected in the expense ratios.
(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------

The following represents financial highlights for a share of capital stock outstanding throughout each period.


CLASS B
                                            SIX MONTHS
                                               ENDED                                                      EIGHT
                                             MARCH 31,            YEAR ENDED SEPTEMBER 30,              MONTHS ENDED
                                                1999        --------------------------------------     SEPTEMBER 30,
                                             (UNAUDITED)      1998            1997           1996          1995
                                             -----------      ----            ----           ----          ----
Net Asset Value,
    Beginning of Period..................     $   8.98      $  11.15       $  12.00       $  11.79      $   10.00
                                              ----------    -----------    --------       --------      ---------
Income (Loss) From Investment Operations
    Net Investment Loss..................        (0.06)         -             (0.10)         (0.03)         (0.01)
    Net Realized  and Unrealized
      Gains (Losses).....................         1.45         (2.17)          0.24           0.82           1.80
                                              --------      --------       --------       --------      ---------
      Total From Investment Operations...         1.39         (2.17)          0.14           0.79           1.79
                                              --------      --------       --------       --------      ---------
Dividends and Distributions
    Distributions from Realized Gains....         -             -             (0.99)         (0.58)          -
                                              --------      --------       --------       --------      ---------
      Total  Dividends and Distributions.         -             -             (0.99)         (0.58)          -
                                              --------      --------       --------       --------      ---------
Net Asset Value, End  of Period..........     $  10.37      $   8.98       $  11.15       $  12.00      $   11.79
                                              ========      ========       ========       ========      =========

Total Return (1).........................       15.48%       (19.46)%          1.77%          7.10%         17.90%
Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted)...............    $ 5,854        $ 5,450        $ 8,230        $ 8,283      $ 2,002
    Ratio of Expenses
      to  Average Net  Assets............    2.59%(2),(3)*    2.60%(2)     2.51%(2),(3)   2.47%(2),(3)  2.46%(2)*
    Ratio of Net Investment Income
      to Average Net  Assets.............      (1.24)%*      (1.02)%       (0.80)%        (0.54)%        (0.09)%*
    Portfolio Turnover Rate(4)...........       108%            63%            97%            78%            85%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended March 31, 1999, the years ended September 30, 1998, September 30, 1997, September 30, 1996 and the eight months ended September 30, 1995 would have been 3.04%, 3.01%, 2.98%, 3.01% and 3.62%, respectively.
(3) The ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 2.58%, 2.50% and 2.46% for the six months ended March 31, 1999, the years ended September 30, 1997 and September 30, 1996, respectively. Prior to 1996, such reductions were reflected in the expense ratios.
(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------

The following represents financial highlights for a share of capital stock outstanding throughout each period.


CLASS C
                                                                                             AUGUST 19, 1997
                                                   SIX MONTHS                                   (INCEPTION
                                                     ENDED                 YEAR                  OF CLASS)
                                                   MARCH 31,               ENDED                  THROUGH
                                                    1999                SEPTEMBER 30,           SEPTEMBER 30,
                                                  (UNAUDITED)               1998                   1997
                                                  -----------               ----                   ----
Net Asset Value,
    Beginning of Period.....................        $   9.17               $  11.37               $  11.50
                                                    --------               --------               --------
Income (Loss) From Investment Operations
    Net Investment Loss.....................           (0.05)                  -                     (0.02)
    Net Realized  and Unrealized
      Gains (Losses)........................            1.49                  (2.20)                 (0.11)
                                                    --------               --------               --------
      Total From Investment Operations......            1.44                  (2.20)                 (0.13)
                                                    --------               --------               --------
Net Asset Value, End  of Period.............        $  10.61               $   9.17               $  11.37
                                                    ========               ========               ========

Total Return (1)............................          15.70%               (19.35)%                 (1.13)%
-------------

Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted)..................          $  293                 $  256                $   61
    Ratio of Expenses
      to  Average Net Assets................       2.72%(2),(3)            2.78%(2),(3)             2.62%(2)*
    Ratio of Net Investment Income
      to Average Net Assets.................         (1.37)%*                (1.19)%               (2.27)%*
     Portfolio Turnover Rate(4).............             108%                    63%                   97%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended March 31, 1999, the year ended September 30, 1998 and the period ended September 30, 1997 would have been 3.18%, 3.19% and 3.14%, respectively.
(3) The ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 2.71% and 2.77% for the six months ended March 31, 1999 and the year ended September 30, 1998, respectively.
(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
124 East Marcy Street, P.O. Box 1688, Santa Fe, New Mexico  87501

--------------------------------------------------------------------------------

                 DIRECTORS                      OFFICERS
                 Jeremy H. Biggs                Jeremy H. Biggs
                 Christopher C. Davis               Chairman
                 G. Bernard Hamilton            Shelby M.C. Davis
                 Keith R. Kroeger                   President
                 The Very Reverend              Kenneth C. Eich
                    James R. Leo                    Vice President
                 Richard M. Murray              Sharra L. Reed
                 Theodore B. Smith Jr.              Vice President, Treasurer
                                                    & Assistant Secretary
                                                Thomas D. Tays
                                                    Vice President & Secretary
                                                Andrew A. Davis
                                                    Vice President
INVESTMENT ADVISER                              Christopher C. Davis
Davis Selected Advisers, L.P.                       Vice President
124 East Marcy Street                           Carolyn H. Spolidoro
Santa Fe, New Mexico  87501                         Vice President
1-800-279-0279

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive
Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202


================================================================================
FOR MORE INFORMATION ABOUT DAVIS INTERNATIONAL SERIES, INC., DAVIS INTERNATIONAL TOTAL RETURN FUND, INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
================================================================================

[DAVIS LOGO]



Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico 87501
1-800-279-0279